Exhibit 32.1

NCO GROUP, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of NCO Group, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2004 (the “Report”) that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2004	Michael J. Barrist
President and Chief Executive Officer

Date: November 9, 2004	Steven L. Winokur
Executive Vice President of Finance, Chief
Financial Officer, Chief Operating Officer of Shared Services and Treasurer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.